THE GUARDIAN INVESTOR ASSET BUILDER

Supplement dated January 15, 2008

to

Prospectus dated May 1, 2007, as supplemented through and reprinted on July 31, 2007

The following information should be read in conjunction with the Prospectus dated May 1, 2007, as supplemented and reprinted on July 31, 2007 and in conjunction with the Supplement dated December 26, 2007, for The Guardian Investor Asset Builder Variable Annuity issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account R. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

1.	The name of The Information Age VIP Series is being changed to the RS Technology VIP Series effective January 15, 2008. All references to “The Information Age VIP Series” in the prospectus on the cover page and on pages 12, 14 and 46 should be changed to “RS Technology VIP Series.”

2.	On page 12 of the prospectus, the reference to The Information Age VIP Series and its investment objectives and typical investments is hereby deleted and replaced with the following:

Variable investment options	Investment objectives	Typical investments
RS Technology VIP Series	Long-term capital appreciation	Equity securities of issuers in the technology sector

PS-0057-02 (01/08)